UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	03/31/2013

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2013

Dreyfus Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Cash Flows
23	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
37	Officers and Directors

FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Municipal Income, Inc covers the six-month period from October 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The search for higher current yields amid historically low interest rates continued to be a major force in the solid performance of the municipal bond market over the reporting period. In addition, municipal bonds benefited from favorable supply-and-demand dynamics. Robust investor demand was met with a relatively meager supply of newly issued securities stemming from political pressure to reduce government spending and borrowing. The market also was buoyed by improvements in the fiscal condition of most states and many municipalities as tax revenues increased in a gradually recovering U.S. economy.

However, the pace of economic growth has remained sluggish compared to historical norms, helping to prevent new imbalances from developing even as monetary policymakers throughout the world maintain aggressively accommodative postures. Therefore, in our analysis, the economic expansion is likely to continue over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2012, through March 31, 2013, as provided by Daniel Barton and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2013, Dreyfus Municipal Income, Inc. achieved a total return of 1.57% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.315 per share, which reflects an annualized distribution rate of 6.09%.2

Despite rising long-term interest rates and bouts of heightened volatility, strong investor demand for a limited supply of securities helped municipal bonds produce positive absolute returns over the reporting period.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When making new investments, we focus on identifying undervalued

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sectors and securities, and we minimize the use of interest rate forecasting. We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Municipal Bonds Encountered Heightened Volatility

The reporting period began in the midst of recovering investor sentiment stemming from improved U.S. employment and housing market trends, and a new quantitative easing program from the European Central Bank.Although investor optimism faltered in November due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped alleviate these worries. Positive economic data offered further support to investor sentiment over the opening months of 2013. Consequently, investors turned away from traditional safe havens and toward riskier assets.

Municipal bonds encountered heightened volatility late in 2012 when the fiscal cliff debate and seasonal pressures led to broad-based price declines, but the market recouped most of those losses over the first three months of 2013. Lower rated municipal bonds outperformed broader market averages, supported by robust demand from investors seeking competitive levels of after-tax income in a low interest rate environment.While the supply of newly issued bonds increased compared to the very low levels reached earlier in 2012, new issuance remained muted compared to historical norms. From a credit quality perspective, higher tax receipts and reduced spending have enabled many states to shore up their fiscal conditions and balance their budgets.

Credit Selection Strategy Drove Fund Performance

The fund’s relative performance was bolstered by overweighted exposure to municipal bonds rated BBB, which occupy the lower end of the investment-grade spectrum.The fund also benefited from its long duration position, which was magnified by leverage, and a tactical increase in exposure to the five- to 10- year part of the municipal curve over the latter half of the performance period.

Disappointments during the reporting period included higher quality essential services revenue bonds, particularly those issued on behalf of municipal water and sewer facilities.The fund also suffered shortfalls among bonds issued by Puerto Rico, which are exempt from federal and most state income taxes. Puerto Rico bonds were undermined by concerns regarding the U.S. territory’s unfunded pension liabilities.

Maintaining a Cautious Approach

We have been encouraged by recently improved economic data, but we believe that the U.S. economy remains vulnerable to domestic fiscal uncertainty and potentially adverse international developments. In addition, while credit fundamentals are improving for most states, many localities continue to face fiscal pressures.Therefore, we have maintained our research-intensive credit selection process, which we believe can help us identify attractively valued opportunities among fundamentally sound issuers of municipal securities. For example, late in the reporting period, we found potential opportunities among general obligation bonds from Illinois. In our view, these are appropriate strategies in today’s still-uncertain economic climate.

April 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1

Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2

Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2013 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—145.8%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—10.4%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	4.50	3/1/30	1,500,000		1,554,645
Arizona Board of Regents,
System Revenue (Arizona
State University)	5.00	7/1/37	1,000,000		1,136,760
Barclays Capital Municipal Trust
Receipts (Salt River Project
Agricultural Improvement and
Power District, Salt River Project
Electric System Revenue)	5.00	1/1/38	9,998,763	[a,b]	11,297,663
Glendale Western Loop 101 Public
Facilities Corporation,
Third Lien Excise Tax
Revenue (Prerefunded)	7.00	1/1/14	2,000,000	[c]	2,102,760
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000		1,966,700
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	1,000,000		1,055,030
Pinal County Electrical District
Number 4, Electric
System Revenue	6.00	12/1/38	2,300,000		2,506,954
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	490,000		548,183
California—21.7%
Alameda Corridor Transportation
Authority, Senior Lien Revenue	5.00	10/1/19	1,000,000	[d]	1,206,060
California,
GO (Various Purpose)	5.75	4/1/31	3,950,000		4,668,110
California,
GO (Various Purpose)	6.00	3/1/33	1,250,000		1,541,337
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000		3,721,350
California,
GO (Various Purpose)	6.00	11/1/35	2,500,000		3,051,575

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/17	2,000,000		2,345,580
California Municipal Finance
Authority, Revenue
(Southwestern Law School)	6.50	11/1/41	750,000		896,310
California State Public Works
Board, LR (The Regents of
the University of California)
(Various University of
California Projects)	5.00	4/1/34	1,000,000		1,110,890
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,393,920
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	1,000,000		964,360
JPMorgan Chase Putters/Drivers
Trust (Los Angeles Departments
of Airports, Senior Revenue
(Los Angeles International Airport))	5.25	5/15/18	10,000,000	[a,b,d]	11,675,400
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	2,250,000	[d]	2,643,548
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	1,000,000		1,153,470
Santa Ana Community Redevelopment
Agency, Tax Allocation Revenue
(Merged Project Area)	6.75	9/1/28	3,000,000	[d]	3,690,600
Tobacco Securitization Authority
of Southern California, Tobacco
Settlement Asset-Backed Bonds
(San Diego County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	3,500,000		3,171,840
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	1,500,000		1,789,845

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado—4.0%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000		1,823,625
Colorado Health Facilities
Authority, Health Facilities
Revenue (The Evangelical
Lutheran Good Samaritan
Society Project) (Prerefunded)	6.13	6/1/14	2,525,000	[c]	2,697,306
E-470 Public Highway Authority,
Senior Revenue	5.25	9/1/25	1,000,000	[d]	1,109,390
E-470 Public Highway Authority,
Senior Revenue	5.38	9/1/26	1,000,000	[d]	1,110,590
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000		1,766,415
Florida—10.5%
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/22	1,500,000		1,791,450
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	3,980,000	[d]	4,947,817
Higher Educational Facilities
Financing Authority, Revenue
(The University of Tampa Project)	5.25	4/1/42	2,000,000		2,188,320
Miami-Dade County,
Subordinate Special
Obligation Revenue	5.00	10/1/37	2,000,000		2,204,280
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	2,500,000	[d]	3,168,900
Palm Beach County Health
Facilities Authority, Revenue
(The Waterford Project)	5.88	11/15/37	2,400,000		2,518,008
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000		2,776,225
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	1,000,000		1,139,430

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	5.00	9/1/28	700,000		792,974
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	5.00	9/1/29	700,000		788,753
Georgia—2.5%
Atlanta,
Airport General Revenue	5.00	1/1/26	1,500,000	[d]	1,691,265
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	3,000,000		3,668,040
Hawaii—1.3%
Hawaii Department of Budget
and Finance, Special Purpose
Revenue (Hawaiian Electric
Company, Inc. and
Subsidiary Projects)	6.50	7/1/39	2,400,000		2,806,512
Illinois—4.1%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	1,000,000	[d]	1,159,060
Greater Chicago Metropolitan
Water Reclamation District, GO
Capital Improvement
Limited Tax Bonds	5.00	12/1/32	2,500,000		2,878,275
Illinois,
GO	5.00	8/1/24	1,000,000		1,107,340
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	2,000,000		2,395,940
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue	5.13	4/1/36	1,000,000		1,104,910
Indiana—2.7%
Indiana Finance Authority,
Educational Facilities Revenue
(Butler University Project)	5.00	2/1/31	1,460,000		1,551,542

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana (continued)
Indiana Finance Authority,
Midwestern Disaster Relief
Revenue (Ohio Valley Electric
Corporation Project)	5.00	6/1/39	1,500,000		1,592,265
Indiana Finance Authority,
Private Activity Bonds (Ohio
River Bridges East End
Crossing Project)	5.00	1/1/19	1,000,000		1,115,560
Indianapolis Local Public
Improvement Bond Bank,
Revenue (Indianapolis
Airport Authority Project)
(Insured; AMBAC)	5.00	1/1/36	1,500,000	[d]	1,582,980
Iowa—1.6%
Iowa Student Loan Liquidity
Corporation, Student
Loan Revenue	5.75	12/1/28	3,000,000		3,411,450
Louisiana—1.2%
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.13	7/1/29	1,000,000		1,163,100
Louisiana Stadium and Exposition
District, Senior Revenue	5.00	7/1/36	1,325,000		1,482,264
Maine—.7%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	1,250,000		1,594,987
Maryland—2.0%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000	[d]	1,135,850
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		3,073,525
Massachusetts—7.8%
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities Authority,
Revenue (Massachusetts Institute
of Technology Issue))	5.00	7/1/38	10,000,000	[a,b]	11,400,600

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance
Agency, Revenue (Partners
HealthCare System Issue)	5.00	7/1/36	1,000,000		1,113,930
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	1,500,000		1,875,120
Massachusetts Health and
Educational Facilities Authority,
Revenue (Suffolk University Issue)	6.25	7/1/30	2,000,000		2,296,300
Michigan—8.9%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	2,140,000		2,635,474
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	1,500,000		1,603,980
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/36	3,000,000		3,184,110
Michigan Building Authority,
Revenue (Facilities Program)	5.13	10/15/30	2,025,000		2,310,404
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.00	11/15/38	1,515,000		1,586,250
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,385,000		3,379,889
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	2,500,000		3,144,975
Wayne County Airport
Authority, Airport Revenue
(Detroit Metropolitan
Wayne County Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.00	12/1/34	1,000,000	[d]	1,067,930
Minnesota—1.7%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000		3,638,970

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	80,319
Mississippi—2.7%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	3,500,000	3,510,570
Warren County,
Gulf Opportunity Zone
Revenue (International
Paper Company Project)	5.38	12/1/35	2,000,000	2,200,560
Nebraska—1.5%
Nebraska Public Power District,
General Revenue	5.00	1/1/32	2,785,000	3,173,118
New Jersey—5.6%
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.00	6/15/25	2,500,000	2,845,175
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	2,000,000	2,218,140
New Jersey Higher Education
Student Assistance Authority,
Senior Student Loan Revenue	5.00	12/1/18	1,500,000	1,705,455
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.13	6/1/30	2,500,000	2,752,700
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	2,500,000	2,421,650
New Mexico—1.6%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	3,000,000	3,324,660

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—6.9%
Barclays Capital Municipal Trust
Receipts (New York City
Transitional Finance Authority,
Future Tax Secured Revenue)	5.00	5/1/30	7,996,797	[a,b]	9,264,197
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	1,500,000		1,945,140
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Municipal Corp.)	7.00	3/1/49	1,435,000		1,768,523
Port Authority of New York and
New Jersey, Special Project
Bonds (JFK International Air
Terminal LLC Project)	6.00	12/1/36	1,500,000	[d]	1,757,010
North Carolina—2.6%
Barclays Capital Municipal Trust
Receipts (North Carolina
Medical Care Commission,
Health Care Facilities Revenue
(Duke University Health System))	5.00	6/1/42	5,000,000	[a,b]	5,577,800
Ohio—2.8%
Butler County,
Hospital Facilities Revenue
(Kettering Health Network
Obligated Group Project)	6.38	4/1/36	1,250,000		1,505,387
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	1,500,000		1,648,590
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	600,000		709,602
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000		2,056,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—2.5%
Clairton Municipal Authority,
Sewer Revenue	5.00	12/1/42	1,000,000		1,018,830
JPMorgan Chase Putters/Drivers
Trust (Geisinger Authority,
Health System Revenue
(Geisinger Health System))	5.13	6/1/35	2,000,000	[a,b]	2,226,980
Philadelphia,
GO	6.50	8/1/41	1,750,000		2,101,645
Rhode Island—.9%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000		2,019,860
South Carolina—6.5%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000		5,146,650
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	3,000,000		3,456,300
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000		5,256,825
Texas—11.7%
Barclays Capital Municipal Trust
Receipts (Texas A&M University
System Board of Regents,
Financing System Revenue)	5.00	5/15/39	5,000,000	[a,b]	5,574,600
Dallas and Fort Worth,
Joint Improvement Revenue
(Dallas/Fort Worth
International Airport)	5.00	11/1/42	2,500,000	[d]	2,658,675
Houston,
Airport System Subordinate
Lien Revenue	5.00	7/1/25	1,300,000	[d]	1,480,206
La Vernia Higher Education
Finance Corporation,
Education Revenue (Knowledge
is Power Program, Inc.)	6.25	8/15/39	2,250,000		2,612,137

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Lubbock Educational Facilities
Authority, Improvement Revenue
(Lubbock Christian University)	5.25	11/1/37	1,500,000		1,588,530
North Texas Education Finance
Corporation, Education Revenue
(Uplift Education)	5.13	12/1/42	2,000,000		2,149,780
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	1,685,000	[d]	1,938,559
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000	[d]	4,524,920
Pasadena Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/31	2,000,000		2,349,780
Virginia—2.5%
Virginia Commonwealth
Transportation Board,
Transportation Capital
Projects Revenue	5.00	5/15/21	1,660,000	[d]	2,074,734
Virginia Commonwealth
Transportation Board,
Transportation Capital
Projects Revenue	5.00	5/15/22	1,000,000	[d]	1,255,940
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	1,780,000		2,006,202
Washington—4.7%
Barclays Capital Municipal Trust
Receipts (King County,
Sewer Revenue)	5.00	1/1/29	2,999,037	[a,b]	3,461,787
Port of Seattle,
Intermediate Lien Revenue	5.00	8/1/33	1,000,000	[d]	1,143,880
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	2,990,000		3,563,273
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000		1,810,230

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
West Virginia—.5%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	1,000,000		1,056,670
Wisconsin—.5%
Public Finance Agency,
Senior Airport Facilities
Revenue (Transportation
Infrastructure Properties, LLC
Obligated Group)	5.00	7/1/42	1,000,000	[d]	1,031,260
Wyoming—1.1%
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000		2,269,920
U.S. Related—10.1%
Guam,
LOR (Section 30)	5.75	12/1/34	1,500,000		1,659,300
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37	1,550,000		1,421,133
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,000,000		995,790
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/40	1,000,000		1,076,200
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,945,000		1,816,669
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	5,400,000		5,388,552
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000		1,440,060
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/42	950,000		875,397
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000		1,021,720
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,500,000		5,914,315
Total Long-Term Municipal Investments
(cost $278,159,358)					310,621,075

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.2%	Rate (%)	Date	Amount ($)		Value ($)
California—.1%
California Infrastructure and
Economic Development Bank,
Revenue, Refunding (Los
Angeles County Museum of
Natural History Foundation)
(LOC; Wells Fargo Bank)	0.10	4/1/13	200,000	[e]	200,000
Pennsylvania—.1%
Geisinger Authority,
Health System Revenue
(Geisinger Health System)
(Liquidity Facility; JPMorgan
Chase Bank)	0.10	4/1/13	200,000	[e]	200,000
Total Short-Term Municipal Investments
(cost $400,000)					400,000

Total Investments (cost $278,559,358)			146.0%		311,021,075
Liabilities, Less Cash and Receivables			(10.8%)		(23,066,422)
Preferred Stock, at redemption value			(35.2%)		(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%		212,954,653

a Collateral for floating rate borrowings.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2013, these securities were valued at $60,479,027 or 28.4% of net assets applicable to Common Shareholders.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d At March 31, 2013, the fund had $54,054,574 or 25.4% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation.
e Variable rate demand note—rate shown is the interest rate in effect at March 31, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	5.9
AA		Aa		AA	24.6
A		A		A	37.3
BBB		Baa		BBB	27.2
BB		Ba		BB	2.5
B		B		B	1.2
F1		MIG1/P1		SP1/A1	.1
Not Rated[f]		Not Rated[f]		Not Rated[f]	1.2
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	278,559,358	311,021,075
Interest receivable		4,732,654
Prepaid expenses		19,028
		315,772,757
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		184,477
Cash overdraft due to Custodian		987,930
Payable for floating rate notes issued—Note 3		26,494,597
Interest and expense payable related to
floating rate notes issued—Note 3		48,666
Commissions payable—Note 1		10,077
Dividends payable to Preferred Shareholders		3,036
Accrued expenses		89,321
		27,818,104
Auction Preferred Stock, Series A and B, par value $.001
per share (3,000 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		75,000,000
Net Assets applicable to Common Shareholders ($)		212,954,653
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,705,513 shares issued and outstanding)		20,706
Paid-in capital		181,544,511
Accumulated undistributed investment income—net		4,084,272
Accumulated net realized gain (loss) on investments		(5,156,553)
Accumulated net unrealized appreciation
(depreciation) on investments		32,461,717
Net Assets applicable to Common Shareholders ($)		212,954,653
Shares Outstanding
(110 million shares authorized)		20,705,513
Net Asset Value, offering and redemption price per share ($)		10.28

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2013 (Unaudited)

Investment Income ($):
Interest Income	7,338,714
Expenses:
Management fee—Note 2(a)	1,016,218
Interest and expense related to floating rate notes issued—Note 3	86,614
Commission fees—Note 1	63,041
Professional fees	54,224
Shareholders’ reports	28,483
Directors’ fees and expenses—Note 2(c)	20,538
Shareholder servicing costs—Note 2(b)	16,418
Registration fees	11,666
Custodian fees—Note 2(b)	10,719
Miscellaneous	24,605
Total Expenses	1,332,526
Investment Income—Net	6,006,188
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	46,095
Net unrealized appreciation (depreciation) on investments	(2,547,941)
Net Realized and Unrealized Gain (Loss) on Investments	(2,501,846)
Dividends on Preferred Stocks	(82,825)
Net Increase in Net Assets Resulting from Operations	3,421,517

See notes to financial statements.

The Fund 21

STATEMENT OF CASH FLOWS

March 31, 2013 (Unaudited)

Cash Flows from Operating Activities ($):
Interest received	7,762,150
Operating expenses paid	(1,231,669)
Dividends paid to Preferred Shareholders	(81,795)
Purchases of portfolio securities	(16,604,905)
Net purchases of short-term portfolio securities	100,001
Proceeds from sales of portfolio securities	16,409,507
		6,353,289
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(6,226,699)
Interest and expense related to floating rate notes issued paid	(105,435)	(6,332,134)
Decrease in cash		21,155
Cash overdraft at beginning of period		(1,009,085)
Cash overdraft at end of period		(987,930)
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		3,421,517
Adjustments to reconcile net increase in net assets applicable to Common Shareholders Resulting from Operations to
net cash provided by operating activities ($):
Increase in investments in securities, at cost		(141,492)
Decrease in interest receivable		61,486
Increase in commissions payable and accrued expenses		13,613
Decrease in prepaid expenses		(6,521)
Increase in Due to The Dreyfus Corporation and affiliates		7,151
Increase in dividends payable to Preferred Shareholders		1,030
Interest and expense related to floating rate notes issued		86,614
Net unrealized appreciation on investments		2,547,941
Net amortization of premiums on investments		361,950
Net Cash Provided by Operating Activities		6,353,289
Supplemental disclosure cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		290,423

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
Operations ($):
Investment income—net	6,006,188	12,841,898
Net realized gain (loss) on investments	46,095	2,241,360
Net unrealized appreciation
(depreciation) on investments	(2,547,941)	18,540,640
Dividends to Preferred Shareholders	(82,825)	(180,868)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,421,517	33,443,030
Dividends to Common Shareholders from ($)
Investment income—net	(6,517,122)	(13,007,364)
Capital Stock Transactions ($):
Dividends reinvested	290,423	539,553
Total Increase (Decrease) in Net Assets	(2,805,182)	20,975,219
Net Assets ($):
Beginning of Period	215,759,835	194,784,616
End of Period	212,954,653	215,759,835
Undistributed investment income—net	4,084,272	4,678,031
Capital Share Transactions:
Increase in Shares Outstanding as
a Result of Dividends Reinvested	27,804	54,167

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
March 31, 2013			Year Ended September 30,
	(Unaudited)	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	10.43	9.44	9.67	9.37	8.43	9.34
Investment Operations:
Investment income—net[a]	.29	.62	.66	.65	.66	.70
Net realized and unrealized
gain (loss) on investments	(.12)	1.01	(.26)	.23	.83	(.95)
Dividends to Preferred
Shareholders from
investment income—net	(.00)[b]	(.01)	(.01)	(.02)	(.06)	(.17)
Total from Investment Operations	.17	1.62	.39	.86	1.43	(.42)
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.32)	(.63)	(.62)	(.56)	(.49)	(.49)
Net asset value, end of period	10.28	10.43	9.44	9.67	9.37	8.43
Market value, end of period	10.34	11.14	9.55	9.95	8.62	7.03
Total Return (%)[c]	(4.35)[d]	24.26	2.85	22.72	30.87	(14.04)

Six Months Ended
March 31, 2013				Year Ended September 30,
(Unaudited)			2012	2011	2010	2009	2008
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets applicable
to Common Stock[e]	1.24	[f]	1.26	1.29	1.35	1.41	1.55
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock[e]	.08	[f]	.09	.09	.08	—	.19
Ratio of net investment income
to average net assets applicable
to Common Stock[e]	5.57	[f]	6.27	7.33	7.03	7.98	7.64
Ratio of total expenses
to total average net assets	.92	[f]	.93	.92	.92	.89	1.01
Ratio of interest and expense
related to floating rate
notes issued to total
average net assets	.06	[f]	.07	.06	.05	—	.12
Ratio of net investment income
to total average net assets	4.14	[f]	4.59	5.21	4.80	5.04	4.98
Portfolio Turnover Rate	5.76	[d]	18.69	22.73	18.26	23.36	50.58
Asset Coverage of Preferred Stock,
end of period	384		388	360	366	293	274
Net Assets net of preferred stock,
end of period ($ x 1,000)	212,955		215,760	194,785	199,200	193,029	173,703
Preferred Stock Outstanding,
end of period ($ x 1,000)	75,000		75,000	75,000	75,000	100,000	100,000

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Calculated based on market value.
d	Not annualized.
e	Does not reflect the effect of dividends to Preferred Shareholders.
f	Annualized.

See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DMF.

The fund has outstanding 1,500 shares of Series A and 1,500 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche BankTrust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to Common Shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

On February 21, 2013, the fund’s Board of Directors (the “Board”) authorized the fund to redeem up to an additional 25% of the original amount of the fund’s outstanding APS, subject to market, regulatory and other conditions and factors, over a period of up to approximately twelve months.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and

general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	311,021,075	—	311,021,075
Liabilities ($)
Floating Rate Notes†	—	(26,494,597)	—	(26,494,597)

† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) in additional shares of the fund at the lower of the prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, Computershare Shareowner Services LLC (“Computershare”), the fund’s transfer agent, will buy fund shares in the open market. Computershare is not affiliated with the Manager.

On March 27, 2013, the Board declared a cash dividend of $.0525 per share from investment income-net, payable on April 30, 2013 to Common Shareholders of record as of the close of business on April 12, 2013.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2013, for each Series of APS were as follows: Series A—0.197% and Series B—0.197%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2013 for each Series of APS were as follows: Series A—0.22% and Series B—0.22%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $5,315,478 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. If not applied, $298,941 of the carryover expires in fiscal year 2016, $1,246,519 expires in fiscal year 2017 and $2,354,251 expires in fiscal year 2018. The fund has $1,415,767 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 was as follows: tax-exempt income $13,129,348 and ordinary income $58,884.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2013, there was no expense reimbursement pursuant to the Agreement.

(b) The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $10,719 pursuant to the custody agreement.

During the period ended March 31, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $171,470, custodian fees $7,035 and Chief Compliance Officer fees $5,972.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2013, amounted to $16,604,905 and $16,409,507, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2013 was approximately $26,494,600, with a related weighted average annualized interest rate of .66%.

At March 31, 2013, accumulated net unrealized appreciation on investments was $32,461,717, consisting of $32,979,229 gross unrealized appreciation and $517,512 gross unrealized depreciation.

At March 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 35

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)

Joseph S. DiMartino, Chairman	Chief Compliance Officer
Clifford L.Alexander, Jr.	Joseph W. Connolly
Gordon J. Davis
Whitney I. Gerard*	Portfolio Managers
Nathan Leventhal	Daniel A. Barton
George L. Perry*	Steven Harvey
Benaree Pratt Wiley
Manager
* Auction Preferred Stock Directors
The Dreyfus Corporation
Officers
Custodian
President
Bradley J. Skapyak	The Bank of New York Mellon

Chief Legal Officers	Counsel
John Pak
Stroock & Stroock & Lavan LLP
Vice President and Secretary
Janette E. Farragher	Transfer Agent,
Vice Presidents and Assistant Secretaries	Dividend Disbursing Agent
Kiesha Astwood	and Registrar
James Bitetto	Computershare Shareowner Services LLC
Joni Lacks Charatan	(Common Stock)
Joseph M. Chioffi	Deutsche Bank Trust Company America
John B. Hammalian	(Auction Preferred Stock)
Robert R. Mullery
Jeff Prusnofsky	Auction Agent
Treasurer	Deutsche Bank Trust Company America
James Windels	(Auction Preferred Stock)

Assistant Treasurers	Stock Exchange Listing
Richard Cassaro
Gavin C. Reilly	NYSE Symbol: DMF
Robert S. Robol
Initial SEC Effective Date
Robert Salviolo
Robert Svagna	10/21/88

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 37

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	May 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	May 17, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)